SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                Current Report
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  December 31, 2008


                               VSE CORPORATION
            (Exact Name of Registrant as Specified in its Charter)

                                   DELAWARE
        (State or Other Jurisdiction of Incorporation or Organization)


                 0-3676                            54-0649263
        (Commission File Number)         (I.R.S. Identification Number)


         2550 Huntington Avenue
          Alexandria, Virginia                     22303-1499
(Address of Principal Executive Offices)           (Zip Code)


      Registrant's Telephone Number, Including Area Code:  (703) 960-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Background

As previously reported in a Form 8-K filed on April 28, 2008, VSE Corporation ("VSE") and Donald M. Ervine ("Mr. Ervine")entered into an agreement dated April 22, 2008 (the "Transition Agreement"), pursuant to which Mr. Ervine, effective as of April 28, 2008, resigned as VSE's Chief Executive Officer, President and Chief Operating Officer and agreed to serve as VSE's Executive Chairman of VSE's board of directors until December 31, 2008, followed by service as VSE's Non-executive Chairman of VSE's board of directors for a period of two years from January 1, 2009 through December 31, 2010. For a description of the Transition Agreement, please see Item 5.02 of the Form 8-K filed on April 28, 2008. Further, a copy of the Transition Agreement may be found as Exhibit 10.2 to the Form 8-K filed on April 28, 2008.

Amendments to the Transition Agreement

On December 30, 2008, VSE and Mr. Ervine executed a Statement of Amendment Number One to the Transition Agreement for the purpose of modifying certain provisions of the Transition Agreement to ensure compliance with Section 409A of the Internal Revenue Code of 1986, as amended. The modifications generally relate to the timing aspects of certain compensatory provisions in the Transition Agreement. A copy of the Statement of Amendment Number One is filed as Exhibit 10.1 to this Form 8-K.

On December 31, 2008, VSE and Mr. Ervine executed a Statement of Amendment Number Two to the Transition Agreement for the purpose of extending the terms of Mr. Ervine's services under the Transition Agreement (a) as Executive Chairman until March 31, 2009, and (b) as Non-Executive Chairman until
March 31, 2011. As a result of the extension of Mr. Ervine's services as Executive Chairman until March 31, 2009, the Statement of Amendment Number Two also provides that Mr. Ervine will participate in VSE's 2006 Restricted Stock Plan, on a pro rata basis (being one fourth of the restricted stock award that Mr. Ervine would have otherwise been entitled had he been a participant for the entire fiscal year), for restricted stock awards in respect of VSE's fiscal year ending December 31, 2009. A copy of the Statement of Amendment Number Two is filed as Exhibit 10.2 to this Form 8-K.


Item 9.01       Financial Statements and Exhibits

(d)  Exhibits

        Exhibit
        Number
        ------
         10.1 Statement of Amendment Number One to the Transition Agreement, dated December 30, 2008, by and between VSE and Donald M. Ervine.

         10.2 Statement of Amendment Number Two to the Transition Agreement, dated December 31, 2008, by and between VSE and Donald M. Ervine.


                                 SIGNATURES


     	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           VSE CORPORATION
                                           (Registrant)


Date:  January 6, 2009  		   /s/ C. S. Weber
                                           -----------------------------
                                           C. S. Weber
                                           Executive Vice President
                                           and Secretary